UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR RESPONSE IS REQUESTED

Dear Shareholder:

We have been trying to contact you about your investment in the Matthews Asia Funds.

We would like to speak with you regarding an important matter. The call will only take a moment, and no confidential information is required. Please contact us toll-free at 1-800-581-3783 from 9:00 a.m. to 10:00 p.m. ET, Monday-Friday, or from 10 a.m. to 6 p.m. ET on Saturday.

Please contact us as soon as possible and at the time of the call reference your investor ID listed below.

Thank you for your attention to this request—we deeply appreciate your investment with Matthews Asia Funds.

Sincerely,

Mark W. Headley

President of the Trust

INVESTOR ID: 01234567891	Security ID: 12345678 Household ID: 01234567891

THIS LETTER RELATES TO YOUR INVESTMENT WITH MATTHEWS ASIA FUNDS

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

YOUR RESPONSE IS REQUESTED

March 30, 2026

Dear Valued Shareholder:

We need your help. We recently mailed you a proxy package for the upcoming special meeting of the Matthews Asia Funds scheduled to be held on April 14, 2026. As a shareholder of the Funds, your proxy vote is very important to the outcome of this meeting and the business of the Funds.

We are sending you this follow-up letter because our records indicate that as of the date above, your proxy voting instructions have not been recorded. Please help us by casting your vote today.

It is critical to the continued operation of the Funds that proxy votes be cast in time for the upcoming special meeting. The Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals, which are listed in both the proxy statement and on the enclosed proxy card(s). A copy of the proxy statement can be viewed at vote.proxyonline.com/matthewsasia/docs/proxy.pdf.

Please help us proceed with the business of the Funds. Thank you for your attention to this important matter.

Sincerely,

Mark W. Headley

President of the Trust

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

OBO

MATTHEWS ASIA FUNDS IS TRYING TO REACH YOU

Dear Shareholder:

We have been trying to contact you about your investment in the Matthews Asia Funds.

We would like to speak with you regarding an important matter. The call will only take a moment, and no confidential information is required. Please contact us toll-free at 1-800-581-3783 from 9:00 a.m. to 10:00 p.m. ET, Monday-Friday, or from 10 a.m. to 6 p.m. ET on Saturday.

Please contact us as soon as possible and at the time of the call reference your investor ID listed below. If you have called since this mailing was sent, thank you for your attention to this matter.

We deeply appreciate your investment with Matthews Asia Funds.

Sincerely, Mark W. Headley President of the Trust

INVESTOR ID: 01234567891	Security ID: 12345678
Household ID: 01234567891

THIS LETTER RELATES TO YOUR INVESTMENT WITH MATTHEWS ASIA FUNDS

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

NOTICE OF MEETING ADJOURNMENT

April 14, 2026

Dear Valued Shareholder:

We still need your help. We adjourned the April 14th special meeting of Matthews Asia Funds to Tuesday, May 5th to provide more time for our shareholders who have not yet cast their important votes. Our records indicate that as of the date of this mailing we have not yet received your proxy voting instructions.

As a shareholder of the Funds, your proxy vote is very important to the outcome of this meeting and the business of the Funds. Please take a moment to cast your vote today. It is critical to the continued operation of the Funds that proxy votes be cast in time for the upcoming adjourned special meeting.

Sincerely, Mark W. Headley President of the Trust

The Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals, which are listed in both the proxy statement and on the enclosed proxy card(s). A copy of the proxy statement can be viewed at vote.proxyonline.com/matthewsasia/docs/proxy.pdf.

Here are four convenient methods for voting your proxy:

1.

Vote by Phone with a Representative. You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-713-9960. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

THIS LETTER RELATES TO YOUR INVESTMENT WITH MATTHEWS ASIA FUNDS

NOBO-REG

Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

NOTICE OF MEETING ADJOURNMENT

April 14, 2026

Dear Valued Shareholder:

We still need your help. We adjourned the April 14th special meeting of Matthews Asia Funds to Tuesday, May 5th to provide more time for our shareholders who have not yet cast their important votes. Our records indicate that as of the date of this mailing we have not yet received your proxy voting instructions.

As a shareholder of the Funds, your proxy vote is very important to the outcome of this meeting and the business of the Funds. Please take a moment to cast your vote today. It is critical to the continued operation of the Funds that proxy votes be cast in time for the upcoming adjourned special meeting.

Sincerely, Mark W. Headley President of the Trust

The Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals, which are listed in both the proxy statement and on the enclosed proxy card(s). A copy of the proxy statement can be viewed at vote.proxyonline.com/matthewsasia/docs/proxy.pdf.

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote Online. You may cast your vote online by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the prepaid return envelope provided.

THIS LETTER RELATES TO YOUR INVESTMENT WITH MATTHEWS ASIA FUNDS

OBO

Dear Shareholder:

If you have not yet called us regarding your investment in the Matthews Asia Funds, please take a moment to call us today. We can be reached at 1-877-536-1560 from 9:00 a.m. to 10:00 p.m. ET, Monday-Friday, or from 10 a.m. to 6 p.m. ET on Saturday.

This is regarding your important proxy voting instructions for the adjourned special meeting of shareholders.

Sincerely, Mark W. Headley President of the Trust

INVESTOR ID: 01234567891	Security ID: 12345678 Household ID: 01234567891

THIS LETTER RELATES TO YOUR INVESTMENT WITH MATTHEWS ASIA FUNDS

matthewsasia.com	Matthews Asia Funds | Four Embarcadero Center, Suite 550, San Francisco, CA 94111